Exhibit 99.1

Alto Ingredients, Inc. Reports Second Quarter 2024 Results

Pekin, IL, August 6, 2024 – Alto Ingredients, Inc. (NASDAQ: ALTO), a producer and distributor of renewable fuel, essential ingredients and specialty alcohols, reported its financial results for the quarter ended June 30, 2024.

Bryon McGregor, President and CEO of Alto Ingredients, said, “Our Pekin Campus has been producing alcohol and serving customers for over 150 years throughout many market cycles. We continue to strengthen our facilities by reinvesting our cash flow from operations and excess liquidity in capital upgrades as well as repairs and maintenance. Most notably, our recent biennial outage at our Pekin wet mill improved capacity utilization, while reducing our fixed costs per unit at the mill. Even with over $5 million of expenses related to these planned facility outages, our Pekin Campus delivered over $10 million of gross profit in the second quarter of 2024, up from over $4 million in the first quarter of 2024.

“Our Pekin Campus is fully operational and taking advantage of the favorable summer driving season economics. In July, average crush margins more than doubled compared to the second quarter. At Magic Valley, we resumed operations in early July and are encouraged by the initial results. We expect to increase production rates in the coming weeks as we complete the system upgrades.

“If current margins hold and we continue to hit our production targets, we expect to deliver positive Adjusted EBITDA for the third quarter. We are excited to see our initiatives come to fruition, bolstering our ability to continue serving our customers for many years to come,” McGregor concluded.

Financial Results for the Three Months Ended June 30, 2024 Compared to 2023

●	Net sales were $236.5 million, compared to $317.3 million.

●	Cost of goods sold was $228.9 million, compared to $300.1 million.

●	Gross profit was $7.6 million, including $2.9 million in realized losses on derivatives and $5.4 million in costs related to the planned Pekin Campus outages, compared to a gross profit of $17.2 million, including $5.5 million in realized gains on derivatives.

●	Selling, general and administrative expenses were $9.0 million, compared to $7.9 million.

●	Net loss available to common stockholders was $3.4 million, or $0.05 per share, compared to net income available to common stockholders $7.2 million, or $0.10 per share.

●	Adjusted EBITDA was negative $5.9 million, including $2.9 million in realized losses on derivatives and $5.4 million in costs related to planned Pekin Campus outages, compared to positive $14.0 million, including $5.5 million in realized gains on derivatives.

Cash and cash equivalents were $27.1 million at June 30, 2024, compared to $30.0 million at December 31, 2023. At June 30, 2024, the company’s borrowing availability was $95.0 million including $30.0 million under the company’s operating line of credit and $65.0 million under its term loan facility, subject to certain conditions.

Financial Results for the Six Months Ended June 30, 2024 Compared to 2023

●	Net sales were $477.1 million, compared to $631.2 million.

●	Net loss available to common stockholders was $15.5 million, or $0.21 per share, compared to $6.2 million, or $0.08 per share.

●	Adjusted EBITDA was negative $13.0 million, including $2.7 million in realized losses on derivatives and $5.4 million in costs related to the biennial outage, compared to positive $3.6 million, including $2.2 million in realized losses on derivatives.

Second Quarter 2024 Results Conference Call

Management will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on Tuesday, August 6, 2024, and will deliver prepared remarks via webcast followed by a question-and-answer session.

The webcast for the conference call can be accessed from Alto Ingredients’ website at www.altoingredients.com. Alternatively, to receive a number and unique PIN by email, register here. To dial directly up to twenty minutes prior to the scheduled call time, please dial (833) 630-0017 domestically and (412) 317-1806 internationally. The webcast will be archived for replay on the Alto Ingredients website for one year. In addition, a telephonic replay will be available at 8:00 p.m. Eastern Time on Tuesday, August 6, 2024, through 8:00 p.m. Eastern Time on Tuesday, August 13, 2024. To access the replay, please dial (877) 344-7529. International callers should dial 00-1 412-317-0088. The pass code will be 3306041.

Use of Non-GAAP Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles ("GAAP") are useful measures of operations. The company defines Adjusted EBITDA as unaudited consolidated net income (loss) before interest expense, interest income, provision for income taxes, asset impairments, loss on extinguishment of debt, unrealized derivative gains and losses, acquisition-related expense and depreciation and amortization expense. A table is provided at the end of this release that provides a reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss). Management provides this non-GAAP measure so that investors will have the same financial information that management uses, which may assist investors in properly assessing the company's performance on a period-over-period basis. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analysis of the company's results as reported under GAAP.

About Alto Ingredients, Inc.

Alto Ingredients, Inc. (NASDAQ: ALTO) produces and distributes renewable fuel, essential ingredients and specialty alcohols. Leveraging the unique qualities of its facilities, the company serves customers in a wide range of consumer and commercial products in the Health, Home & Beauty; Food & Beverage; Industry & Agriculture; Essential Ingredients; and Renewable Fuels markets. For more information, please visit www.altoingredients.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements and information contained in this communication that refer to or include Alto Ingredients’ estimated or anticipated future results or other non-historical expressions of fact are forward-looking statements that reflect Alto Ingredients’ current perspective of existing trends and information as of the date of the communication. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements concerning Alto Ingredients’ projected outlook, future performance, margin improvements and crush spreads; Alto Ingredients’ repair and maintenance programs, plant improvements and other capital projects, and their financing, costs, timing and effects; and Alto Ingredients’ other plans, objectives, expectations and intentions. It is important to note that Alto Ingredients’ plans, objectives, expectations and intentions are not predictions of actual performance. Actual results may differ materially from Alto Ingredients’ current expectations depending upon a number of factors affecting Alto Ingredients’ business and plans. These factors include, among others adverse economic and market conditions, including for renewable fuels, specialty alcohols and essential ingredients; export conditions and international demand for the company’s products; fluctuations in the price of and demand for oil and gasoline; raw material costs, including production input costs, such as corn and natural gas; adverse impacts of inflation and supply chain constraints; and the cost, ability to fund, timing and effects of, including the financial and other results deriving from, Alto Ingredients’ repair and maintenance programs, plant improvements and other capital projects, including carbon capture and storage (CCS), and other business initiatives and strategies. These factors also include, among others, the inherent uncertainty associated with financial and other projections and large-scale capital projects; the anticipated size of the markets and continued demand for Alto Ingredients’ products; the impact of competitive products and pricing; the risks and uncertainties normally incident to the alcohol production, marketing and distribution industries; changes in generally accepted accounting principles; successful compliance with governmental regulations applicable to Alto Ingredients’ facilities, products and/or businesses; changes in laws, regulations and governmental policies, including with respect to the Inflation Reduction Act’s tax and other benefits Alto Ingredients expects to derive from CCS; the loss of key senior management or staff; and other events, factors and risks previously and from time to time disclosed in Alto Ingredients’ filings with the Securities and Exchange Commission including, specifically, those factors set forth in the “Risk Factors” section contained in Alto Ingredients’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2024.

Company IR and Media Contact:

Michael Kramer, Alto Ingredients, Inc., 916-403-2755, Investorrelations@altoingredients.com

IR Agency Contact:

Kirsten Chapman, LHA Investor Relations, 415-433-3777, Investorrelations@altoingredients.com

ALTO INGREDIENTS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Net sales	$236,468	$317,297	$477,097	$631,188
Cost of goods sold	228,915	300,116	471,944	617,171
Gross profit	7,553	17,181	5,153	14,017
Selling, general and administrative expenses	8,961	7,911	16,893	15,793
Asset impairments	—	—	—	574
Income (loss) from operations	(1,408)	9,270	(11,740)	(2,350)
Interest expense, net	(1,669)	(1,734)	(3,303)	(3,299)
Other income (expense), net	(29)	59	212	78
Income (loss) before provision for income taxes	(3,106)	7,595	(14,831)	(5,571)
Provision for income taxes	—	—	—	—
Net income (loss)	$(3,106)	$7,595	$(14,831)	$(5,571)
Preferred stock dividends	$(316)	$(315)	$(631)	$(627)
Net income allocated to participating securities	—	(96)	—	—
Net income (loss) available to common stockholders	$(3,422)	$7,184	$(15,462)	$(6,198)
Net income (loss) per share, basic	$(0.05)	$0.10	$(0.21)	$(0.08)
Net income (loss) per share, diluted	$(0.05)	$0.10	$(0.21)	$(0.08)
Weighted-average shares outstanding, basic	73,486	73,394	73,126	73,603
Weighted-average shares outstanding, diluted	73,486	74,103	73,126	73,603

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value)

	June 30, 2024	December 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$27,124	$30,014
Restricted cash	1,287	15,466
Accounts receivable, net	64,081	58,729
Inventories	49,434	52,611
Derivative instruments	5,606	2,412
Other current assets	6,126	9,538
Total current assets	153,658	168,770
Property and equipment, net	244,893	248,748
Other Assets:
Right of use operating lease assets, net	20,404	22,597
Intangible assets, net	8,204	8,498
Other assets	5,339	5,628
Total other assets	33,947	36,723
Total Assets	$432,498	$454,241

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(unaudited, in thousands, except par value)

	June 30, 2024	December 31, 2023
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$20,132	$20,752
Accrued liabilities	16,504	20,205
Current portion – operating leases	4,481	4,333
Derivative instruments	2,764	13,849
Other current liabilities	5,886	6,149
Total current liabilities	49,767	65,288

Long-term debt, net	90,960	82,097
Operating leases, net of current portion	16,828	19,029
Other liabilities	9,120	8,270
Total Liabilities	166,675	174,684

Stockholders’ Equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; Series A: no shares issued and outstanding as of June 30, 2024 and December 31, 2023 Series B: 927 shares issued and outstanding as of June 30, 2024 and December 31, 2023	1	1
Common stock, $0.001 par value; 300,000 shares authorized; 76,645 and 75,703 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	77	76
Non-voting common stock, $0.001 par value; 3,553 shares authorized; 1 share issued and outstanding as of June 30, 2024 and December 31, 2023	—	—
Additional paid-in capital	1,042,639	1,040,912
Accumulated other comprehensive income	2,481	2,481
Accumulated deficit	(779,375)	(763,913)
Total Stockholders’ Equity	265,823	279,557
Total Liabilities and Stockholders’ Equity	$432,498	$454,241

Reconciliation of Adjusted EBITDA to Net Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands) (unaudited)	2024	2023	2024	2023
Net income (loss)	$(3,106)	$7,595	$(14,831)	$(5,571)
Adjustments:
Interest expense	1,669	1,734	3,303	3,299
Interest income	(150)	(190)	(325)	(411)
Unrealized derivative (gains) losses	(11,089)	(1,474)	(14,279)	(7,400)
Acquisition-related expense	675	700	1,350	1,400
Asset impairments	—	—	—	574
Depreciation and amortization expense	6,074	5,680	11,802	11,735
Total adjustments	(2,821)	6,450	1,851	9,197
Adjusted EBITDA	$(5,927)	$14,045	$(12,980)	$3,626

Sales and Operating Metrics (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Alcohol Sales (gallons in millions)
Pekin Campus renewable fuel gallons sold	30.7	34.7	62.5	70.0
Western production renewable fuel gallons sold	9.0	16.5	20.2	24.4
Third party renewable fuel gallons sold	34.4	26.6	64.1	60.5
Total renewable fuel gallons sold	74.1	77.8	146.8	154.9
Specialty alcohol gallons sold	21.0	16.6	47.3	38.0
Total gallons sold	95.1	94.4	194.1	192.9

Sales Price per Gallon
Pekin Campus	$1.98	$2.54	$1.94	$2.46
Western production	$1.94	$2.69	$1.86	$2.67
Marketing and distribution	$2.04	$2.73	$1.94	$2.60
Total	$2.00	$2.63	$1.93	$2.52

Alcohol Production (gallons in millions)
Pekin Campus	50.0	53.0	103.6	106.3
Western production	8.6	17.5	18.3	24.8
Total	58.6	70.5	121.9	131.1

Corn Cost per Bushel
Pekin Campus	$4.50	$7.06	$4.62	$6.83
Western production	$5.78	$8.14	$5.84	$8.42
Total	$4.68	$7.32	$4.81	$7.19

Sales and Operating Metrics (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Average Market Metrics
PLATTS Ethanol price per gallon	$1.79	$2.45	$1.67	$2.33
CME Corn cost per bushel	$4.43	$6.25	$4.39	$6.42
Board corn crush per gallons (1)	$0.21	$0.22	$0.10	$0.03

Essential Ingredients Sold (thousand tons)
Pekin Campus:
Distillers grains	79.7	76.4	167.4	167.2
CO2	43.3	47.8	82.4	90.1
Corn wet feed	24.8	15.0	50.4	41.7
Corn dry feed	19.8	23.7	38.7	45.2
Corn oil and germ	17.5	18.5	35.3	37.8
Syrup and other	11.1	8.8	20.6	19.3
Corn meal	8.0	10.2	16.3	19.6
Yeast	5.8	6.9	11.5	13.3
Total Pekin Campus essential ingredients sold	210.0	207.3	422.6	434.2

Western production:
Distillers grains	61.8	109.1	133.6	163.1
CO2	15.1	13.2	28.4	26.8
Syrup and other	2.0	32.9	16.2	36.4
Corn oil	0.9	1.6	2.4	2.9
Total Western production essential ingredients sold	79.8	156.8	180.6	229.2

Total Essential Ingredients Sold	289.8	364.1	603.2	663.4

Essential ingredients return % (2)
Pekin Campus return	48.8%	41.3%	50.0%	43.8%
Western production return	35.1%	30.3%	37.4%	33.2%
Consolidated total return	45.6%	38.3%	47.8%	41.7%

(1)	Assumes corn conversion of 2.80 gallons of alcohol per bushel of corn.
(2)	Essential ingredients revenues as a percentage of total corn costs consumed.

Segment Financials (unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net Sales
Pekin Campus, recorded as gross:
Alcohol sales	$100,687	$127,694	$209,035	$260,075
Essential ingredient sales	39,371	53,954	86,080	117,585
Intersegment sales	286	444	606	757
Total Pekin Campus sales	140,344	182,092	295,721	378,417

Marketing and distribution:
Alcohol sales, gross	$70,157	$72,589	$124,587	$156,936
Alcohol sales, net	64	104	98	218
Intersegment sales	2,388	2,499	5,140	5,342
Total marketing and distribution sales	72,609	75,192	129,825	162,496

Western production, recorded as gross:
Alcohol sales	$17,456	$44,384	$37,690	$65,316
Essential ingredient sales	5,950	14,421	13,776	22,773
Intersegment sales	—	62	(130)	62
Total Western production sales	23,406	58,867	51,336	88,151

Corporate and other	2,783	4,151	5,831	8,285
Intersegment eliminations	(2,674)	(3,005)	(5,616)	(6,161)
Net sales as reported	$236,468	$317,297	$477,097	$631,188
Cost of goods sold:
Pekin Campus	$130,200	$168,419	$281,311	$366,596
Marketing and distribution	69,437	71,746	123,123	154,871
Western production	27,167	57,834	63,683	91,815
Corporate and other	2,943	3,414	5,738	5,786
Intersegment eliminations	(832)	(1,297)	(1,911)	(1,897)
Cost of goods sold as reported	$228,915	$300,116	$471,944	$617,171
Gross profit (loss):
Pekin Campus	$10,144	$13,673	$14,410	$11,821
Marketing and distribution	3,172	3,446	6,702	7,625
Western production	(3,761)	1,033	(12,347)	(3,664)
Corporate and other	(160)	737	93	2,499
Intersegment eliminations	(1,842)	(1,708)	(3,705)	(4,264)
Gross profit (loss) as reported	$7,553	$17,181	$5,153	$14,017

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